EXHIBIT 10.20

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE WARRANT HOLDER’S COUNSEL, ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

BRIDGE UNIT PURCHASE WARRANT

DUSKA THERAPEUTICS, INC.

THIS CERTIFIES that for good and valuable consideration received,                      or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Duska Therapeutics, Inc., a Nevada corporation (the “Corporation”), up to                     units (the “Units”), at a purchase price per Unit (the “Exercise Price”) of $1.20 with each Unit that may be acquired by exercise of this warrant (the “Warrant”) consists of one share of the Corporation’s common stock, $0.001 par value per share (the “Warrant Stock”) and a warrant to purchase two shares of the Corporation’s common stock in the form attached hereto as Exhibit I (the “Unit Warrant”).

1.	Term of Warrant.

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on                      (the “Expiration Time”).

2.	Exercise of Warrant.

The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation at Duska Therapeutics, Inc., Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004 (or such other office or agency of the Corporation as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the Units thereby purchased (by cash or by check or bank draft payable to the order of the Corporation); whereupon the Holder of this Warrant shall be entitled to receive from the

Corporation a stock certificate in proper form representing the number of shares of Warrant Stock and a warrant representing the number of Unit Warrants so purchased.

3.	Issuance of Shares; No Fractional Shares or Scrip.

Certificates for shares purchased hereunder shall be delivered to the Holder hereof by the Corporation’s transfer agent together with warrants representing the Unit Warrants purchased, at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the Units evidenced by this Warrant are purchased prior to the Expiration Time, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of Units not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder of the Warrant Stock). The Corporation agrees that the Warrant Stock so issued and Unit Warrants shall be and will be deemed to be issued to such Holder as the record owner of such shares and warrants as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Registration Rights.

The Holder of the Warrant Stock shall be entitled to have those shares registered on the same terms and conditions as afforded to the holders of the shares of the Corporation’s common stock (the “Private Placement Stock”) issuable upon exercise of the warrants that are part of the units that were sold by Duska Scientific Co. pursuant to its Offering Memorandum, dated Feburary 17, 2004, as supplemented on April 30, 2004 and June 24, 2004. The terms and conditions of the registration for the holders of the Private Placement Stock are set forth as Exhibit II hereto, and for purposes of this Section 4, the term “Registrable Securities” in Exhibit II shall be construed to also include the shares of Warrant Stock.

5.	Charges, Taxes and Expenses.

Issuance of certificates for shares of Warrant Stock and warrants for the Unit Warrants upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates and warrants, all of which taxes and expenses shall be paid by the Corporation, and such certificates and warrants shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock or warrants for the Unit Warrants are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder hereof.

6.	No Rights as Stockholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation prior to the exercise hereof.

7.	Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.	Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.	Saturdays, Sundays and Holidays.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or that is a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.	Merger, Sale of Assets, Etc.

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by the Holder had the Warrant been exercised in full immediately prior to such reorganization, consolidation, merger, sale or conveyance. If the property to be received upon such reorganization, consolidation, merger, sale or conveyance is not equity securities, the Corporation shall give the Holder of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

11.	Subdivision, Combination, Reclassification, Conversion, Etc.

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

In the event that an adjustment or change is made pursuant to this Section 11 prior to the issuance of the Unit Warrant, in addition to any changes made to this Warrant and the underlying Warrant Stock, the number and type of securities that the Holder will be entitled to acquire upon the exercise of the Unit Warrant will be adjusted as if the Unit Warrant had been issued immediately prior to the subdivision, combination or reclassification that caused the adjustment under this Section 11. Any change to the terms of the Unit Warrant will be reflected in the Unit Warrant at the time that the Unit Warrant is issued upon the exercise of this Warrant.

12.	Transferability; Compliance with Securities Laws.

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 hereof. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock and Unit Warrants issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant

Stock or Unit Warrants to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock and Unit Warrants so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Warrant Stock and Unit Warrants have not been and will not be registered under the Securities Act of 1933, as amended, and this Warrant may not be exercised except by (i) the original purchaser of this Warrant from the Corporation or (ii) an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended. Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, and each warrant representing the Unit Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER’S COUNSEL, ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

13.	Representations and Warranties.

The Corporation hereby represents and warrants to the Holder hereof that:

(a) during the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

(b) the issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock and warrants for the Unit Warrants issuable upon exercise of this Warrant;

(c) the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock and Unit Warrants hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) all corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock and Unit Warrants, the grant of registration rights as provided herein and the performance of the Corporation’s obligations hereunder has been taken;

(e) the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

(f) the issuance of the Warrant Stock and Unit Warrants will not be subject to any preemptive rights, rights of first refusal or similar rights.

14.	Governing Law.

This Warrant shall be governed by and construed in accordance with the internal laws of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: August 30, 2004

DUSKA THERAPEUTICS, INC.

By:
Dr. Amir Pelleg, President

NOTICE OF EXERCISE

To: Duska Therapeutics, Inc.

(1) The undersigned hereby elects to purchase Units, each Unit consisting of one share of common stock of Duska Therapeutics, Inc. and a warrant to purchase one share of common stock of Duska Therapeutics, Inc. pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock and warrants to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock or warrants except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of common stock and a warrant representing such warrants in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Tax I.D. Number

(4) The undersigned represents that (a) he, she or it is the original purchaser from the Corporation of the attached Warrant or an ‘accredited investor’ within the meaning of Rule 501(a) under the Securities Act of 1933, as amended and (b) the aforesaid shares of common stock and warrants are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares or warrants.

Date:

(Signature)

EXHIBIT I

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE WARRANT HOLDER’S COUNSEL, ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

COMMON STOCK PURCHASE WARRANT

DUSKA THERAPEUTICS, INC.

THIS CERTIFIES that for good and valuable consideration received,                                          or a registered assignee (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Duska Therapeutics, Inc., a Nevada corporation (the “Corporation”), up to                                          fully paid and nonassessable shares of common stock, par value $0.001, of the Corporation (“Warrant Stock”) at a purchase price per share (the “Exercise Price”) of $2.50 (the “Warrant”).

1.	Term of Warrant.

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific Standard Time, on April 14, 2007 (the “Expiration Time”). Notwithstanding the foregoing, the Corporation shall have the right (the “Call Right”), except as may be limited by law, other agreements or herein, to repurchase this Warrant if the average closing price for the Corporation’s common stock, as quoted on the principal trading system on which the common stock is listed (such as the OTC Bulletin Board, The Nasdaq Stock Market, any stock exchange, or other established over-the-counter quotation service), is equal to or greater than $4.00 per share, as adjusted pursuant to Section 11 hereof, during the period of the twenty (20) consecutive trading days prior to the date on which the Corporation elects to exercise the Call Right. The price at which the Corporation is entitled to exercise the Call Right (the “Repurchase Price”) shall be equal to the multiple of (i) $0.01 times (ii) the number of shares of Warrant Stock that this Warrant is then entitled to purchase. In the event that the Corporation exercises its Call Right, the Corporation shall send the Holder written notice of the exercise of the Call Right 20 calendar days before the repurchase becomes effective. The Holder shall have the right to exercise this Warrant until the close of business on the twentieth (20th) day after the mailing of the Call Right notice. If this Warrant is not exercised during the foregoing 20-day period, this Warrant shall expire and cease to be exercisable on the twenty-first (21st) day after the date of mailing of the notice. Within three business days after the expiration of this Warrant as a result of the exercise of the Call Right, the Corporation shall mail to the Holder a check in the amount of the Repurchase Price.

2.	Exercise of Warrant.

The purchase rights represented by this Warrant are exercisable by the registered Holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the office of the Corporation at Duska Therapeutics, Inc., Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania 19004 (or such other office or agency of the Corporation as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Corporation), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Corporation or by cancellation of indebtedness of the Corporation to the Holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder of this Warrant shall be entitled to receive from the Corporation a stock certificate in proper form representing the number of shares of Warrant Stock so purchased.

3.	Issuance of Shares; No Fractional Shares of Scrip.

Certificates for shares purchased hereunder shall be delivered to the Holder hereof by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the shares of Warrant Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Warrant Stock not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder of the Warrant Stock). The Corporation agrees that the shares so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

4.	Registration Rights.

The Holder of the Warrant Stock shall be entitled to have those shares registered on the same terms and conditions as afforded to the holders of the shares of the Corporation’s common stock (the “Private Placement Stock”) issuable upon exercise of the warrants that were part of the units that were sold by Duska Scientific Co. pursuant to its Offering Memorandum, dated Feburary 17, 2004, as supplemented on April 30, 2004 and June 24, 2004. The terms and conditions of the registration for the holders of the Private Placement Stock are set forth as Exhibit A hereto, and for purposes of this Section 4, the term “Registrable Securities” in Exhibit A shall be construed to also include the shares of Warrant Stock.

5.	Charges, Taxes and Expenses.

Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form to be provided by the Corporation duly executed by the Holder hereof.

6.	No Rights as Stockholders.

This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation prior to the exercise hereof.

7.	Exchange and Registry of Warrant.

This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.	Loss, Theft, Destruction or Mutilation of Warrant.

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.	Saturdays, Sundays and Holidays.

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or that is a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.	Merger, Sale of Assets, Etc.

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance. If the property to be received upon such reorganization, consolidation, merger, sale or conveyance is not equity securities, the Corporation shall give the Holder of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

11.	Subdivision, Combination, Reclassification, Conversion, Etc.

If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall give the Holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

12.	Transferability; Compliance with Securities Laws.

(a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 2 hereof. Any such transfer shall be made in person or by the Holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock so purchased are being acquired solely for Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c) The Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended, and this Warrant may not be exercised except by (i) the original purchaser of this Warrant from the Corporation or (ii) an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended. Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER’S COUNSEL, ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

13.	Representations and Warranties.

The Corporation hereby represents and warrants to the Holder hereof that:

(a) during the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

(b) the issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

(c) the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, and to carry out and perform its obligations under the terms of this Warrant;

(d) all corporate action on the part of the Corporation, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Corporation’s obligations hereunder has been taken;

(e) the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Certificate of Incorporation (as they may be amended from time to time), will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

(f) the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

14.	Governing Law.

This Warrant shall be governed by and construed in accordance with the internal laws of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: August 30, 2004

DUSKA THERAPEUTICS, INC.

By:
Dr. Amir Pelleg, President

NOTICE OF EXERCISE

To: Duska Therapeutics, Inc.

(1) The undersigned hereby elects to purchase shares of common stock of Duska Therapeutics, Inc. pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of common stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of common stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Tax I.D. Number

(4) The undersigned represents that (a) he, she or it is the original purchaser from the Corporation of the attached Warrant or an ‘accredited investor’ within the meaning of Rule 501(a) under the Securities Act of 1933, as amended and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:

(Signature)

EXHIBIT A

TO COMMON STOCK PURCHASE WARRANT

1. Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement to which this Exhibit is attached. As used in this Exhibit, the following terms shall have the following respective meanings:

“Bridge Financing” means the offering of the Company’s equity securities described in the Memorandum.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor, (ii) any other person who purchased Units pursuant to the Memorandum or equity securities of the Company in the Bridge Financing, and (iii) any person holding Registrable Securities to whom the registration rights under any of the Subscription Agreements have been validly transferred.

“Initiating Holders” means any Holder or other Holders who, in the aggregate, hold not less than fifty percent (50%) of the Registrable Securities.

“Investor” means the subscriber listed in the attached Subscription Agreement.

“Public Company” means Shiprock, Inc., a Nevada Corporation.

“Registrable Securities” means shares of (i) the Public Company’s Common Stock (a) issuable upon the exercise of the Warrants, and (b) previously issued upon the exercise of any Warrants; (ii) the Public Company’s Common Stock that have been issued upon exercise or are issuable upon exercise of the warrants sold in the Bridge Financing; and (iii) any Common Stock of the Public Company issued or issuable in respect of the foregoing shares of the Public Company’s Common Stock upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Public Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Public Company, blue sky fees

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and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Public Company which shall be paid in any event by the Public Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

“Warrant” and “Warrants” means those Common Stock purchase warrants issued by Duska Scientific Co. as part of the Units sold pursuant to the Duska Scientific Co. Offering Memorandum, dated February 17, 2004.

2. Registration.

2.1 Requested Registration.

(a) Request for Registration. In case the Public Company shall receive from Initiating Holders a written request that the Public Company effect any registration with respect to the resale by the Holders of their shares of Registrable Securities, the Public Company will:

(i) promptly give written notice of the proposed registration to all other Holders, if any; and

(ii) use its commercially reasonable best efforts to as soon as practicable effect such registration (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution by the Holders of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request by delivering a written notice to such effect to the Public Company within twenty days after the date of such written notice from the Public Company.

Notwithstanding the foregoing, the Public Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 2.1 (including the filing of any registration statement with the Commission):

(A) Prior to June 30, 2004;

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(B) Unless the last reported sales price of the Common Stock as published by the principal trading market on which the Common Stock is then quoted, has exceeded two dollars ($2.50) for twenty (20) consecutive trading days; provided, however, that this price requirement shall not apply if the Public Company is then eligible to use Form S-3 (or any successor form to Form S-3) for transactions involving secondary offerings;

(C) If the Public Company shall furnish to the Initiating Holders a certificate signed by the President of the Public Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission for the sale of securities by the Public Company, and (ii) stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the ability to effect the offering contemplated by such registration statement to effect the registration provided for by this Section 2.1. In such case, the Public Company’s obligation to register, qualify or comply under this Section 2.1(a) may be deferred until a period not to exceed 90 days after the Public Company’s registration statement for its sale of shares has been declared effective or such registration has been abandoned; or

(D) If a registration statement filed pursuant to this Section 2.1 has previously been declared effective.

Subject to the foregoing clauses (A) through (D), the Public Company shall file a registration statement covering the Registrable Securities so requested to be registered within 30 days after receipt of the request or requests of the Initiating Holders.

(b) Underwriting. If requested, the Public Company shall, together with all Holders proposing to sell their Registrable Securities in such registration, enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Public Company’s reasonable approval. The Public Company may, at its option, include shares held by other stockholders of the Public Company in any such registration statement filed under this Section 2.1. Notwithstanding the foregoing, if in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Securities requested to be registered would materially and adversely affect the successful marketing of the offering, then the amount of the securities to be included in the offering shall be reduced and the Registrable Securities and the other shares to be offered shall participate in such offering as follows: (i) first, the Registrable Securities requested to be included in such registration by the Initiating Holders, and if two or more Initiating Holders are included in the registration, pro rata among the Initiating Holders on the basis of the number of Registrable Securities owned by each such Initiating Holder, and (ii) second, the shares requested to be included in such registration by any stockholder other than the Initiating Holders, in any manner determined by the Public Company (including in any manner specified in any agreement between the Public Company and such other stockholders). If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Public Company.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Public Company,

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including, but not limited to, printing, legal and accounting expenses, SEC filing fees and “blue sky” fees and expenses; provided, however, that the Public Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of the underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Public Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of each registration effected by the Public Company pursuant to this Exhibit, the Public Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Public Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its commercially reasonable best efforts to cause such registration statement to become and remain effective until (i) the first anniversary following the date the registration statement is declared effective, or (ii) the all Registrable Securities included in the registration statement have been sold, whichever comes first, except that the Public Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3;

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

Notwithstanding the foregoing, the Public Company shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Public Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Public Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Public Company

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shall ensure that the use of the prospectus may be resumed as soon as practicable. The Public Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Public Company declares one or more Blackout Periods, the one-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

2.4 Indemnification.

(a) The Public Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 12 of the Securities Act, with respect to which registration has been effected pursuant to this Exhibit, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Public Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Public Company in connection with any such registration, and the Public Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Public Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Public Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Public Company, each of its officers and directors, each person who controls the Public Company within the meaning of Section 15 of the Securities Act, each other holder of the Public Company’s securities covered by such registration statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated

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under such laws applicable to the Holder, and will reimburse the Public Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Public Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Public Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Exhibit unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Termination of Registration Rights. The rights granted pursuant to Section 2.1 of this Exhibit shall terminate as to any Holder upon the third anniversary of the date that the Warrants are issued.

4. Transfer of Rights. The rights granted under Section 2 of this Exhibit may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Warrants or Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Exhibit; (ii) written notice is promptly given to the Public Company; and (iii) such transferee or assignee

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agrees in writing to be bound by the provisions of this Exhibit and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

5. Lock-Up. In the event the Public Company seeks to sell shares of its securities in an underwritten public offering, the Public Company may, at the request of the underwriter for such offering, impose on each Holder a so-called “lock-up” period in connection with the public offering of not more than twelve months from the effective date of the registration statement for the public offering covering all of the Holder’s shares of the Public Company’s common stock.

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EXHIBIT II

1. Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement to which this Exhibit is attached. As used in this Exhibit, the following terms shall have the following respective meanings:

“Bridge Financing” means the offering of the Company’s equity securities described in the Memorandum.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” and “Holders” means (i) the Investor, (ii) any other person who purchased Units pursuant to the Memorandum or equity securities of the Company in the Bridge Financing, and (iii) any person holding Registrable Securities to whom the registration rights under any of the Subscription Agreements have been validly transferred.

“Initiating Holders” means any Holder or other Holders who, in the aggregate, hold not less than fifty percent (50%) of the Registrable Securities.

“Investor” means the subscriber listed in the attached Subscription Agreement.

“Public Company” means Shiprock, Inc., a Nevada Corporation.

“Registrable Securities” means shares of (i) the Public Company’s Common Stock (a) issuable upon the exercise of the Warrants, and (b) previously issued upon the exercise of any Warrants; (ii) the Public Company’s Common Stock that have been issued upon exercise or are issuable upon exercise of the warrants sold in the Bridge Financing; and (iii) any Common Stock of the Public Company issued or issuable in respect of the foregoing shares of the Public Company’s Common Stock upon any stock split, stock dividend, recapitalization or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Public Company in complying with Section 2.1, including without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Public Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration

(but excluding the compensation of regular employees of the Public Company which shall be paid in any event by the Public Company).

“Rule 144” and “Rule 145” shall mean Rules 144 and 145, respectively, promulgated under the Securities Act, or any similar federal rules thereunder, all as the same shall be in effect at the time.

“Securities Act” shall mean the federal Securities Act of 1933, as amended, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the securities registered by the Holders.

“Warrant” and “Warrants” means those Common Stock purchase warrants issued by Duska Scientific Co. as part of the Units sold pursuant to the Duska Scientific Co. Offering Memorandum, dated February 17, 2004.

2. Registration.

2.1 Requested Registration.

(a) Request for Registration. In case the Public Company shall receive from Initiating Holders a written request that the Public Company effect any registration with respect to the resale by the Holders of their shares of Registrable Securities, the Public Company will:

(i) promptly give written notice of the proposed registration to all other Holders, if any; and

(ii) use its commercially reasonable best efforts to as soon as practicable effect such registration (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution by the Holders of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request by delivering a written notice to such effect to the Public Company within twenty days after the date of such written notice from the Public Company.

Notwithstanding the foregoing, the Public Company shall not be obligated to take any action to effect or complete any such registration pursuant to this Section 2.1 (including the filing of any registration statement with the Commission):

(A) Prior to June 30, 2004;

(B) Unless the last reported sales price of the Common Stock as published by the principal trading market on which the Common Stock is then quoted,

has exceeded two dollars ($2.50) for twenty (20) consecutive trading days; provided, however, that this price requirement shall not apply if the Public Company is then eligible to use Form S-3 (or any successor form to Form S-3) for transactions involving secondary offerings;

(C) If the Public Company shall furnish to the Initiating Holders a certificate signed by the President of the Public Company (i) giving notice of its bona fide intention to effect the filing of a registration statement with the Commission for the sale of securities by the Public Company, and (ii) stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the ability to effect the offering contemplated by such registration statement to effect the registration provided for by this Section 2.1. In such case, the Public Company’s obligation to register, qualify or comply under this Section 2.1(a) may be deferred until a period not to exceed 90 days after the Public Company’s registration statement for its sale of shares has been declared effective or such registration has been abandoned; or

(D) If a registration statement filed pursuant to this Section 2.1 has previously been declared effective.

Subject to the foregoing clauses (A) through (D), the Public Company shall file a registration statement covering the Registrable Securities so requested to be registered within 30 days after receipt of the request or requests of the Initiating Holders.

(b) Underwriting. If requested, the Public Company shall, together with all Holders proposing to sell their Registrable Securities in such registration, enter into an underwriting agreement in customary form with an investment banking firm or firms selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Public Company’s reasonable approval. The Public Company may, at its option, include shares held by other stockholders of the Public Company in any such registration statement filed under this Section 2.1. Notwithstanding the foregoing, if in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Securities requested to be registered would materially and adversely affect the successful marketing of the offering, then the amount of the securities to be included in the offering shall be reduced and the Registrable Securities and the other shares to be offered shall participate in such offering as follows: (i) first, the Registrable Securities requested to be included in such registration by the Initiating Holders, and if two or more Initiating Holders are included in the registration, pro rata among the Initiating Holders on the basis of the number of Registrable Securities owned by each such Initiating Holder, and (ii) second, the shares requested to be included in such registration by any stockholder other than the Initiating Holders, in any manner determined by the Public Company (including in any manner specified in any agreement between the Public Company and such other stockholders). If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Public Company.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to Section 2.1 shall be borne by the Public Company, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and “blue sky” fees and expenses; provided, however, that the Public Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of counsel for the Holders in connection with the registration of their Registrable Securities, (ii) any portion of the underwriter’s commissions or discounts, expense allowance or fees or stock transfer taxes attributable to the Registrable Securities being offered and sold by the Holders of Registrable Securities, or (iii) any of such expenses if the payment of such expenses by the Public Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

2.3 Registration Procedures. In the case of each registration effected by the Public Company pursuant to this Exhibit, the Public Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Public Company will:

(a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its commercially reasonable best efforts to cause such registration statement to become and remain effective until (i) the first anniversary following the date the registration statement is declared effective, or (ii) the all Registrable Securities included in the registration statement have been sold, whichever comes first, except that the Public Company shall be permitted to suspend the use of the registration statement during certain periods as set forth below in this Section 2.3;

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

Notwithstanding the foregoing, the Public Company shall notify each Holder whose securities are included in a registration of the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that, in the case of the registration statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such event, the Public Company may suspend use of the prospectus on written notice to each participating Holder, in which case each participating Holder shall not dispose of Registrable Securities covered by the registration statement or prospectus until copies of a supplemented or amended prospectus are distributed to the participating Holders or until the participating Holders are advised in writing by the Public Company that the use of the applicable prospectus may be resumed (the period of such suspension shall be a “Blackout Period”). The Public Company shall ensure that the use of the prospectus may be resumed as soon as practicable. The Public Company shall, upon the occurrence of any event contemplated by this paragraph, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event that the Public Company declares one or more Blackout Periods, the one-year anniversary period set forth in Section 2.3(a) shall be extended by the number of days that constitute any such Blackout Periods.

2.4 Indemnification.

(a) The Public Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 12 of the Securities Act, with respect to which registration has been effected pursuant to this Exhibit, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Public Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Public Company in connection with any such registration, and the Public Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Public Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Public Company by or on behalf of such Holder for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Public Company, each of its officers and directors, each person who controls the Public Company within the meaning of Section 15 of the Securities Act, each other holder of the Public Company’s securities covered by such registration statement, and each such holder’s officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Public Company, such other holders, such officers, directors, or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Public Company or the other holders or their officers, directors, or control persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Public Company in writing by such Holder. Notwithstanding the foregoing, the liability of each Holder under this Section 2.4(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder. A Holder will not be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution on the part of such Holder greater than the Holder’s obligations under this Section 2.4(b).

(c) Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Exhibit unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Termination of Registration Rights. The rights granted pursuant to Section 2.1 of this Exhibit shall terminate as to any Holder upon the third anniversary of the date that the Warrants are issued.

4. Transfer of Rights. The rights granted under Section 2 of this Exhibit may be assigned to any transferee or assignee in connection with any transfer or assignment by the Holder of such Holder’s Warrants or Registrable Securities, provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Exhibit; (ii) written notice is promptly given to the Public Company; and (iii) such transferee or assignee agrees in writing to be bound by the provisions of this Exhibit and by any other agreement reasonably necessary to ensure compliance with the Federal and state securities laws.

5. Lock-Up. In the event the Public Company seeks to sell shares of its securities in an underwritten public offering, the Public Company may, at the request of the underwriter for such offering, impose on each Holder a so-called “lock-up” period in connection with the public offering of not more than twelve months from the effective date of the registration statement for the public offering covering all of the Holder’s shares of the Public Company’s common stock.